Subsequent events	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Subsequent events

44.  Subsequent events

In accordance with the resolution of TOGG’s board of directors, the Group made capital advance payments to TOGG amounting to TL 67,275, TL 57,500, and TL 57,500 on 7 January 2022, 7 February 2022 and 7 March 2022, respectively.

On 20 December 2021, by Turkcell Odeme, CMB approval has been taken on issuance of management agreement based lease certificates in accordance with capital markets legislation in the domestic market, in Turkish Lira terms, at an amount of up to TL 200,000, on various dates and at various amounts without public offering, as private placement and/or to be sold to institutional investors within one year. On 26 January 2022, the Company has issued management agreement based lease certificates through Halk Varlik Kiralama A.S. amounting TL 100,000 with the maturity of 20 April 2022.

Dijital Egitim Teknolojileri A.S., in which wholly owned subsidiary Turkcell Dijital has 51% and Sahinkaya Ozel Egitim Kurumları A.S. has 49% shareholding, respectively, has been incorporated. The company has been established to offer education and communication solutions compatible with new generation technologies and has a paid-in capital of TL 100. Registration and announcement of the respective company has been completed on 11 March 2022.

As a result of increasing trend of inflation in Turkey, IAS 29, “Financial Reporting in Hyperinflationary Economies” is most likely applicable for entities with the functional currency of the Turkish Lira in 2022 and it should be applied as if the economy had always been hyper-inflationary.

44.  Subsequent events (Continued)

The Company’s subsidiaries of which, Lifecell, UkrTower, Global LLC and Paycell LLC provide telecommunications services, telecommunications infrastructure business, customer relations management and mobile payments services respectively in Ukraine. As disclosed in Note 5, our Ukrainian operations account for approximately 8% of our net sales and 16% of our non-current assets for the year ended December 31, 2021. With the start of the Russia-Ukraine war on 24 February 2022, uncertainties regarding the Group's operations in Ukraine have emerged. Therefore, its impact on our operations has been monitored closely, and our corporate action plans regarding the continuation of operations and the safety and health of our employees have been updated instantly according to developments. As of the date of publication of the consolidated financial statements, there has been no material damage and outage in the core network and around 10% of base stations temporarily down on average on daily basis due to energy cut-offs whereas around 60% of the stores are open nationwide on daily average as of the end of the March. The portion of telecommunication equipment and revenue earned in the currently invaded region by Russia compared to our total telecommunication equipment and our total revenue earned in Ukraine is insignificant. Since the banking systems continue to operate within the country and liquidity is mostly kept at creditor banks, cash position is conducive to sustain the operations. The Group management considers this invasion to be a non-adjusting post balance sheet event and according to the assessments of the Group management, the invasion does not have any effect on the ability of the going concern of the Group. The Group has no way to predict the progress or outcome of the situation as the conflict and government reactions are rapidly developing and beyond the Group’s control. Prolonged unrest or military activities may impact the Group’s financial condition, results of operations and cash flows.